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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2005

                             NEWPARK RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    1-2960             72-1123385
(State or other jurisdiction        (Commission         (IRS  Employer
       of incorporation)            File Number)       Identification No.)

   3850 North Causeway, Suite 1770
        Metairie, Louisiana                                70002
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (504) 838-8222


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 27, 2005, Newpark Resources, Inc. issued a press release announcing results for the three months ended March 31, 2005. The press release is attached to this Form 8-K as Exhibit 99.1.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     99.1   Press release issued by Newpark Resources, Inc. on April 27, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEWPARK RESOURCES, INC.


Dated: April 27, 2005                       By: /s/ Matthew W. Hardey
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                                            Matthew W. Hardey, Vice President
                                            and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                         Description
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99.1           Press Release, dated as of April 27, 2005